UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

MARCH 31, 2010

Schedule of investments (unaudited)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY	SHARES	VALUE
COMMON STOCKS — 70.5%
CONSUMER DISCRETIONARY — 7.4%
Hotels, Restaurants & Leisure — 2.8%
McDonald’s Corp.	185,000	$12,343,200
Media — 3.2%
Charter Communications Inc.	11,990	413,655	(a)
Reed Elsevier PLC	680,000	5,422,631
Thomson Corp.	238,000	8,639,400
Total Media		14,475,686
Specialty Retail — 1.4%
Home Depot Inc.	197,210	6,379,744
TOTAL CONSUMER DISCRETIONARY		33,198,630
CONSUMER STAPLES — 14.3%
Beverages — 1.7%
PepsiCo Inc.	115,360	7,632,218
Food & Staples Retailing — 1.9%
Wal-Mart Stores Inc.	155,850	8,665,260
Food Products — 4.4%
H.J. Heinz Co.	310,000	14,139,100
Kraft Foods Inc., Class A Shares	177,440	5,365,785
Total Food Products		19,504,885
Household Products — 6.3%
Kimberly-Clark Corp.	210,000	13,204,800
Procter & Gamble Co.	236,500	14,963,355
Total Household Products		28,168,155
TOTAL CONSUMER STAPLES		63,970,518
ENERGY — 8.3%
Energy Equipment & Services — 0.8%
Diamond Offshore Drilling Inc.	40,000	3,552,400
Oil, Gas & Consumable Fuels — 7.5%
BP PLC, ADR	200,000	11,414,000
Spectra Energy Corp.	442,820	9,976,735
Total SA, ADR	210,000	12,184,200
Total Oil, Gas & Consumable Fuels		33,574,935
TOTAL ENERGY		37,127,335
FINANCIALS — 8.8%
Insurance — 4.1%
Chubb Corp.	149,360	7,744,316
Travelers Cos. Inc.	196,160	10,580,870
Total Insurance		18,325,186
Real Estate Investment Trusts (REITs) — 2.4%
Annaly Capital Management Inc.	406,000	6,975,080
Chimera Investment Corp.	1,000,000	3,890,000
Total Real Estate Investment Trusts (REITs)		10,865,080
Thrifts & Mortgage Finance — 2.3%
New York Community Bancorp Inc.	300,000	4,962,000
People’s United Financial Inc.	333,000	5,208,120
Total Thrifts & Mortgage Finance		10,170,120
TOTAL FINANCIALS		39,360,386
HEALTH CARE — 6.5%
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	220,000	5,874,000
GlaxoSmithKline PLC, ADR	88,000	3,389,760
Johnson & Johnson	175,000	11,410,000
Novartis AG, ADR	123,670	6,690,547
Pfizer Inc.	100,000	1,715,000
TOTAL HEALTH CARE		29,079,307

See Notes to Financial Statements.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY		SHARES	VALUE
INDUSTRIALS — 8.2%
Aerospace & Defense — 2.4%
Honeywell International Inc.		50,000	$2,263,500
Lockheed Martin Corp.		100,000	8,322,000
Total Aerospace & Defense			10,585,500
Commercial Services & Supplies — 2.7%
Waste Management Inc.		350,510	12,068,059
Industrial Conglomerates — 2.3%
3M Co.		53,210	4,446,760
United Technologies Corp.		80,000	5,888,800
Total Industrial Conglomerates			10,335,560
Marine — 0.8%
Alexander & Baldwin Inc.		115,661	3,822,596
TOTAL INDUSTRIALS			36,811,715
INFORMATION TECHNOLOGY — 3.8%
IT Services — 2.3%
Automatic Data Processing Inc.		137,000	6,092,390
Paychex Inc.		138,140	4,240,898
Total IT Services			10,333,288
Semiconductors & Semiconductor Equipment — 0.9%
Microchip Technology Inc.		140,000	3,942,400
Software — 0.6%
Microsoft Corp.		94,000	2,751,380
TOTAL INFORMATION TECHNOLOGY			17,027,068
MATERIALS — 1.8%
Chemicals — 1.8%
E.I. du Pont de Nemours & Co.		163,000	6,070,120
PPG Industries Inc.		30,000	1,962,000
TOTAL MATERIALS			8,032,120
TELECOMMUNICATION SERVICES — 4.4%
Diversified Telecommunication Services — 4.4%
AT&T Inc.		278,000	7,183,520
Verizon Communications Inc.		340,000	10,546,800
Windstream Corp.		163,026	1,775,353
TOTAL TELECOMMUNICATION SERVICES			19,505,673
UTILITIES — 7.0%
Electric Utilities — 5.2%
American Electric Power Co. Inc.		235,000	8,032,300
Duke Energy Corp.		251,870	4,110,518
Exelon Corp.		76,990	3,372,932
FPL Group Inc.		82,670	3,995,441
Progress Energy Inc.		90,000	3,542,400
Total Electric Utilities			23,053,591
Multi-Utilities — 1.8%
CenterPoint Energy Inc.		562,000	8,070,320
TOTAL UTILITIES			31,123,911
TOTAL COMMON STOCKS (Cost — $287,817,477)			315,236,663

	RATE
CONVERTIBLE PREFERRED STOCKS — 4.1%
ENERGY — 1.8%
El Paso Corp.	4.990%	8,000	7,842,000
FINANCIALS — 1.5%
Diversified Financial Services — 1.5%
CalEnergy Capital Trust III	6.500%	150,000	6,825,000
UTILITIES — 0.8%
Electric Utilities — 0.8%
FPL Group Inc.	8.375%	71,160	3,588,599
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $16,717,657)			18,255,599

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS — 0.9%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	25,950	$32,956	*
Federal National Mortgage Association (FNMA)	7.000%	300	503	*
Federal National Mortgage Association (FNMA)	8.250%	17,650	22,415	*
TOTAL FINANCIALS			55,874
UTILITIES — 0.9%
Electric Utilities — 0.9%
Great Plains Energy Inc.	12.000%	65,370	4,151,649
TOTAL PREFERRED STOCKS (Cost — $5,363,924)			4,207,523

		MATURITY DATE	FACE AMOUNT
ASSET-BACKED SECURITIES — 0.9%
FINANCIALS — 0.9%
Home Equity — 0.8%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.421%	1/25/34	$296,473	120,546	(b)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.496%	6/25/34	126,653	29,168	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-CB2 AF4	5.704%	12/25/36	640,660	460,162
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	35	(a)(c)(d)(e)
Fremont Home Loan Trust, 2004-1 M5	1.896%	2/25/34	135,730	51,901	(b)
GSAA Home Equity Trust, 2007-4 A3A	0.546%	3/25/37	1,752,149	872,030	(b)
GSAA Home Equity Trust, 2007-6 A4	0.546%	5/25/47	1,720,000	987,235	(b)
GSAMP Trust, 2004-OPT M3	1.396%	11/25/34	254,867	22,938	(a)(b)
MASTR Specialized Loan Trust, 2007-2 A	0.596%	5/25/37	422,747	249,421	(b)(c)
RAAC Series, 2007-RP3 A	0.626%	10/25/46	518,109	302,204	(b)(c)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.146%	3/25/34	389,160	154,771	(b)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(c)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	0	(c)(d)(e)
Structured Asset Securities Corp., 2007-BC4 A3	0.496%	11/25/37	337,069	313,600	(b)
Total Home Equity				3,564,012
Student Loan — 0.1%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	350,000	368,672	(b)
TOTAL ASSET-BACKED SECURITIES (Cost — $5,496,275)				3,932,684
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
BCAP LLC Trust, 2006-AA1 A1	0.436%	10/25/36	1,150,823	617,388	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.743%	2/25/36	120,686	90,764	(b)
Countrywide Alternative Loan Trust, 2006-0A9 2A1A	0.450%	7/20/46	1,361,632	538,605	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PAC, 2780 SL	6.000%	4/15/34	167,704	168,883	(b)
Harborview Mortgage Loan Trust, 2005-10 B6	1.307%	11/19/35	741,244	6,559	(b)
JPMorgan Mortgage Trust, 2007-S3 1A74	6.000%	8/25/37	1,060,000	718,995
MASTR ARM Trust, 2003-3 3A4	2.922%	9/25/33	694,795	588,477	(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	4.510%	5/25/36	1,223,316	1,022,082	(b)(c)
Merit Securities Corp., 11PA B2	1.747%	9/28/32	201,917	167,189	(b)(c)
MLCC Mortgage Investors Inc., 2004-A B2	1.166%	4/25/29	262,757	105,767	(b)
MLCC Mortgage Investors Inc., 2004-B B2	1.126%	5/25/29	418,516	161,927	(b)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	900,775	756,794
Structured ARM Loan Trust, 2006-4 4A1	5.862%	5/25/36	756,236	570,812	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.201%	7/25/37	172,899	154,166	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.192%	7/25/37	178,929	153,127	(b)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.461%	6/25/46	637,648	269,404	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.676%	6/25/37	$699,661	$344,821	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $8,655,225)				6,435,760
CONVERTIBLE BONDS & NOTES — 1.3%
INFORMATION TECHNOLOGY — 1.3%
Internet Software & Services — 1.3%
VeriSign Inc. (Cost - $4,935,000)	3.250%	8/15/37	6,500,000	5,906,875
CORPORATE BONDS & NOTES — 6.6%
CONSUMER DISCRETIONARY — 0.4%
Hotels, Restaurants & Leisure — 0.1%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	295,000	202,075	(c)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	660,000	320,100	(d)(e)
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	45,000	49,838	(c)
Total Hotels, Restaurants & Leisure				572,013
Media — 0.3%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	234,181	280,432	(c)
Comcast Corp.	5.700%	5/15/18	510,000	541,627
News America Inc., Senior Notes	6.650%	11/15/37	20,000	21,102
Time Warner Cable Inc.	5.850%	5/1/17	10,000	10,723
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	300,000	331,293
Total Media				1,185,177
TOTAL CONSUMER DISCRETIONARY				1,757,190
CONSUMER STAPLES — 1.2%
Food & Staples Retailing — 1.2%
CVS Caremark Corp., Subordinated Bonds	6.302%	6/1/37	5,000,000	4,727,325	(b)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	410,743	436,723
Kroger Co., Senior Notes	5.500%	2/1/13	110,000	118,863
Kroger Co., Senior Notes	6.150%	1/15/20	100,000	108,757
Total Food & Staples Retailing				5,391,668
Tobacco — 0.0%
Reynolds American Inc.	6.750%	6/15/17	180,000	193,071
TOTAL CONSUMER STAPLES				5,584,739
ENERGY — 1.6%
Energy Equipment & Services — 0.1%
Transocean Inc., Senior Notes	5.250%	3/15/13	190,000	205,266
Oil, Gas & Consumable Fuels — 1.5%
Apache Corp., Senior Notes	5.625%	1/15/17	140,000	154,008
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	230,000	264,728
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	200,000	215,879
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	240,000	262,583
Kerr-McGee Corp., Notes	6.875%	9/15/11	220,000	237,111
Kerr-McGee Corp., Notes	6.950%	7/1/24	140,000	156,091
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	290,000	311,882
Shell International Finance BV, Senior Notes	4.375%	3/25/20	60,000	59,602
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	5,000,000	4,662,500	(b)
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	178,000	200,232
XTO Energy Inc., Senior Notes	5.500%	6/15/18	300,000	326,234
Total Oil, Gas & Consumable Fuels				6,850,850
TOTAL ENERGY				7,056,116
FINANCIALS — 2.7%
Capital Markets — 0.3%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	300,000	331,913
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	25,575	(b)(f)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	300,000	317,926
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	280,000	302,216
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	290,000	307,288
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	256,775
Total Capital Markets				1,541,693

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks — 0.4%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	$20,000	$15,200	(b)(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	101,154	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	200,000	198,709	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	260,000	243,968	(b)(c)(f)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	99,731	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	490,000	340,197	(b)(c)(f)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	420,000	346,684	(b)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	380,000	412,513
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	280,000	258,114
Total Commercial Banks				2,016,270
Consumer Finance — 0.3%
American Express Co., Subordinated Debentures	6.800%	9/1/66	380,000	373,350	(b)
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	190,000	201,334
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	170,000	181,189
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	450,000	455,778
Total Consumer Finance				1,211,651
Diversified Financial Services — 1.4%
Bank of America Corp., Senior Notes	5.650%	5/1/18	330,000	334,388
Capital One Bank, Notes	5.750%	9/15/10	125,000	127,507
Citigroup Inc., Senior Notes	6.875%	3/5/38	550,000	557,502
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	560,000	586,155
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	20,000	18,900	(b)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	4,000,000	4,278,816	(b)(f)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	190,000	204,828
Total Diversified Financial Services				6,108,096
Insurance — 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	550,000	511,819
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	350,000	318,500
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	20,000	21,767	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	395,000	389,360	(b)
Total Insurance				1,241,446
TOTAL FINANCIALS				12,119,156
HEALTH CARE — 0.1%
Health Care Equipment & Supplies — 0.0%
Medtronic Inc., Senior Notes	4.450%	3/15/20	50,000	49,860
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	5.250%	3/15/11	170,000	176,570
WellPoint Inc., Notes	5.875%	6/15/17	30,000	32,258
WellPoint Inc., Senior Notes	5.000%	1/15/11	140,000	144,136
Total Health Care Providers & Services				352,964
Pharmaceuticals — 0.0%
Wyeth, Notes	5.950%	4/1/37	200,000	210,112
TOTAL HEALTH CARE				612,936
MATERIALS — 0.2%
Chemicals — 0.1%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	200,000	222,982
Metals & Mining — 0.0%
Vale Overseas Ltd., Notes	6.875%	11/21/36	156,000	161,780

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	$408,000	$377,400	(c)
TOTAL MATERIALS				762,162
TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.3%
AT&T Inc., Global Notes	5.600%	5/15/18	140,000	149,789
AT&T Inc., Senior Notes	6.400%	5/15/38	170,000	175,360
British Telecommunications PLC, Bonds	9.625%	12/15/30	70,000	88,370
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	180,000	193,746
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	100,000	102,510
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	220,000	241,621
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	200,000	212,315
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	200,000	208,192
TOTAL TELECOMMUNICATION SERVICES				1,371,903
UTILITIES — 0.1%
Electric Utilities — 0.1%
FirstEnergy Corp., Notes	7.375%	11/15/31	205,000	212,731
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	230,000	228,992
TOTAL UTILITIES				441,723
TOTAL CORPORATE BONDS & NOTES (Cost — $28,833,216)				29,705,925
MORTGAGE-BACKED SECURITIES — 2.4%
FNMA — 1.8%
Federal National Mortgage Association (FNMA)	4.500%	4/19/25-4/13/40	2,300,000	2,323,250	(g)
Federal National Mortgage Association (FNMA)	5.000%	4/19/25-4/13/40	3,100,000	3,219,141	(g)
Federal National Mortgage Association (FNMA)	4.000%	4/13/40	300,000	290,906	(g)
Federal National Mortgage Association (FNMA)	5.500%	4/13/40	900,000	948,657	(g)
Federal National Mortgage Association (FNMA)	6.000%	4/13/40	700,000	743,641	(g)
Federal National Mortgage Association (FNMA)	6.500%	4/13/40	700,000	758,734	(g)
Total FNMA				8,284,329
GNMA — 0.6%
Government National Mortgage Association (GNMA)	5.000%	1/15/40	1,695,899	1,766,941
Government National Mortgage Association (GNMA)	4.500%	4/20/40	500,000	506,015	(g)
Government National Mortgage Association (GNMA)	6.500%	4/20/40	300,000	323,086	(g)
Total GNMA				2,596,042
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $10,880,395)				10,880,371
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.7%
U.S. Government Agencies — 0.6%
Federal Home Loan Bank (FHLB), Global Bonds	1.625%	7/27/11	1,770,000	1,790,203
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	100,000	103,274
Federal National Mortgage Association (FNMA), Notes	1.750%	8/10/12	510,000	513,704
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	110,000	118,502
Total U.S. Government Agencies				2,525,683
U.S. Government Obligations — 3.1%
U.S. Treasury Bonds	3.500%	2/15/39	750,000	607,149
U.S. Treasury Bonds	4.500%	8/15/39	830,000	801,728
U.S. Treasury Bonds	4.375%	11/15/39	470,000	444,591
U.S. Treasury Bonds	4.625%	2/15/40	1,440,000	1,419,751
U.S. Treasury Notes	1.000%	12/31/11	130,000	130,300
U.S. Treasury Notes	2.625%	12/31/14	6,880,000	6,931,607
U.S. Treasury Notes	2.250%	1/31/15	100,000	98,945
U.S. Treasury Notes	2.500%	3/31/15	200,000	199,501
U.S. Treasury Notes	3.250%	3/31/17	200,000	199,812

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations — continued
U.S. Treasury Notes	3.125%	5/15/19	$90,000	$85,746
U.S. Treasury Notes	3.625%	8/15/19	140,000	138,338
U.S. Treasury Notes	3.375%	11/15/19	2,915,000	2,813,660
Total U.S. Government Obligations				13,871,128
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $16,533,880)				16,396,811
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	174,661	174,102
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	988,420	1,031,972	(h)
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,129,818)				1,206,074

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $119.00 (Cost - $4,983)		5/21/10	14	2,406

			WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	215	2	*(a)(d)
Charter Communications Inc.		11/30/14	189	1,134	*
TOTAL WARRANTS (Cost — $378)				1,136
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $386,368,228)				412,167,827

		MATURITY DATE
SHORT-TERM INVESTMENTS — 7.9%
Repurchase Agreements — 7.9%
Interest in $499,967,000 joint tri-party repurchase agreement dated 3/31/10 with RBS Securities Inc.; Proceeds at maturity - $20,066,006; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.920% due 4/5/10 to 4/23/29; Market value - $20,467,344)	0.010%	4/1/10	20,066,000	20,066,000
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $15,204,004; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.400% due 4/22/10 to 7/26/10; Market value - $15,938,837)	0.010%	4/1/10	15,204,000	15,204,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $35,270,000)				35,270,000
TOTAL INVESTMENTS — 100.0% (Cost — $421,638,228#)				$447,437,827
*			Non-income producing security.
(a)			Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)			Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)			Illiquid security.
(e)			The coupon payment on these securities is currently in default as of March 31, 2010.
(f)			Security has no maturity date. The date shown represents the next call date.
(g)			This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(h)			All or a portion of this security is held at the broker as collateral for open futures contracts.
#			Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	- American Depositary Receipt
ARM	- Adjustable Rate Mortgage
PAC	- Planned Amortization Class

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

LMP CAPITAL AND INCOME FUND INC.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	9/13/10	$99.25	7	$4,944
Eurodollar Futures, Put	9/13/10	98.75	7	350
TOTAL WRITTEN OPTIONS (Premiums received — $7,917)				$5,294

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Consumer discretionary	$32,784,975	$413,655	—	$33,198,630
Other common stocks	282,038,033	—	—	282,038,033
Convertible preferred stocks	—	18,255,599	—	18,255,599
Preferred stocks	4,207,523	—	—	4,207,523
Asset-backed securities	—	3,909,711	$22,973	3,932,684
Collateralized mortgage obligations	—	6,435,760	—	6,435,760
Convertible bonds & notes	—	5,906,875	—	5,906,875
Corporate bonds & notes	—	29,705,925	—	29,705,925
Mortgage-backed securities	—	10,880,371	—	10,880,371
U.S. government & agency obligations	—	16,396,811	—	16,396,811
U.S. treasury inflation protected securities	—	1,206,074	—	1,206,074
Purchased options	2,406	—	—	2,406
Warrants	—	1,134	2	1,136
Total long-term investments	$319,032,937	$93,111,915	$22,975	$412,167,827
Short-term investment†	—	35,270,000	—	35,270,000
Total investments	$319,032,937	$128,381,915	$22,975	$447,437,827
Other financial instruments:
Futures contracts	$31,910	—	—	$31,910
Written options	(5,294)	—	—	(5,294)
Total other financial instruments	$26,616	—	—	$26,616
Total	$319,059,553	$128,381,915	$22,975	$447,464,443

Notes to Schedule of Investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	WARRANTS	TOTAL
Balance as of December 31, 2009	$35	$0	$35
Accrued premiums/discounts	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	—	2	2
Net purchases (sales)	—	—	—
Transfers into Level 3	22,938	—	22,938
Transfers out of Level 3	—	—	—
Balance as of March 31, 2010	$22,973	$2	$22,975
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(1)	$—	2	$2

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert

Notes to Schedule of Investments (unaudited) (continued)

its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

Notes to Schedule of Investments (unaudited) (continued)

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.  The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,856,049
Gross unrealized depreciation	(10,056,450)
Net unrealized appreciation	$25,799,599

At March 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain
Contracts to Buy:
U.S. Treasury Bonds	18	6/10	$2,151,637	$2,159,438	$7,801
U.S. Treasury 10-Year Notes	26	6/10	3,021,288	3,022,500	1,212
U.S. Treasury 30-Year Bonds	2	6/10	229,811	232,250	2,439
					11,452
Contracts to Sell:
U.S. Treasury 5-Year Notes	90	6/10	$10,356,395	$10,335,937	20,458
Net Unrealized Gain on Open Futures Contracts					$31,910

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	14	$7,917
Options written	5	2,484
Options closed	—	—
Options exercised	(5)	(2,484)
Options expired	—	—
Written options, outstanding March 31, 2010	14	$7,917

At March 31, 2010, the Fund held TBA securities with a total cost of $9,114,039.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Total
Interest Rate Contracts	$31,910	—	$5,294	$2,406	$39,610
Other Contracts	—	—	—	—	—
Total	$31,910	—	$5,294	$2,406	$39,610

During the period ended March 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$602
Written options	7,847
Forward foreign currency contracts (to sell) †	440,811
Futures contracts (to buy)	9,823,046
Futures contracts (to sell)	10,907,643

†At March 31, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	May 26, 2010